UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2008

MIPSOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-140652	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 E. Fairview Ave. Spokane, WA	99207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 484-6385

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective with the adjournment of the Annual Meeting of Shareholders held via teleconference on Thursday, January 31, 2008, MIPSolutions, Inc. Board of Directors recognizes Gary MacDonald as a new member of the Board of Directors replacing Mark Quinn who withdrew himself as a candidate for re-election to the Board. Mr. MacDonald joins Edward Hunton, Glen Southard, Dale Carlton, and Duane Simon who were re-elected for another term.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

9.01 (c) Exhibits

A Copy of Mark Quinn’s letter confirming his withdrawal for re-election is included as Exhibit 99.1 with this current report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPSolutions, INC.

By:   /s/  Edward A. Hunton
Edward A. Hunton, Director, Treasurer & Corp. Sec.

Date:  February 4, 2008

Exhibit

99.1 Mark Quinn’s letter confirming his withdrawal for re-election